SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 19, 2006

__________________________
TRULITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51696	24-5711620
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

Three Riverway
Suite 1050
Houston, Texas 77056
(Address of principal executive offices including Zip Code)

                    (713) 888-0660
(Registrant’s telephone number, including area code)

Three Riverway
Suite 1700
                    Houston, Texas 77056
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 21, 2006, Trulite, Inc. (the “Company”) incurred indebtedness of $250,000 pursuant to the terms of a $250,000 promissory note. Under the terms of the promissory note, the Company borrowed $250,000 from Standard Renewable Energy Group, LLC. The note bears interest at a rate of 11.25% until May 21, 2007, at which time the rate will become the prime rate plus 3%. Standard Renewable Energy Group, LLC wholly owns NewPoint Energy Solutions, LP (“NewPoint”), the owner of approximately 45% of the Company’s common stock. The note matures on June 18, 2007 and may be prepaid by the Company at any time without penalty.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As described under Item 1.01 above, on September 21, 2006, the Company borrowed $250,000 pursuant to a promissory note. See Item 1.01 for a description of such borrowing.

Item 5.01.  Changes in Control of Registrant.

On September 19, 2006, 17 holders of the Company’s common stock contributed to NewPoint an aggregate of 5,331,622 shares of the Company’s common stock in exchange for equity securities in NewPoint. As a result of such contribution, NewPoint beneficially owns approximately 45% of the outstanding shares of the Company’s common stock. By virtue of the level of equity ownership in Trulite, NewPoint may be deemed to have the power to direct or influence management or the Board of Directors of the Company. The Company is not aware of any arrangements between NewPoint or any other party with respect to the election of directors or other similar matters.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)      On September 24, 2006, Mr. William Flores informed the Company that because of time constraints affecting his ability to perform his duties as a director, he intends to resign as a member of the Company’s Board of Directors effective upon the appointment of his successor.

Item 9.01.  Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibits
10.1	Promissory Note, dated September 21, 2006, made by Trulite, Inc. in favor of Standard Renewable Energy Group, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULITE, INC.
(Registrant)

Dated: October 4, 2006	By:	/s/ Jonathan Godshall
	Name:	Jonathan Godshall
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Promissory Note, dated September 21, 2006, made by Trulite, Inc. in favor of Standard Renewable Energy Group, LLC.